UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2008, the Board of Directors (“Board”) of RLI Corp. (the “Company”) approved amendments (the “Amendments”) to the Company’s restated By-Laws (the “By-Laws”), effective November 13, 2008.

Section 2.11 (Nominations by Shareholders) was added to specify the advance notice and procedural requirements for nominations by shareholders of persons for election to the Company’s Board.  The procedures require that nominations must be submitted in writing to the Company no later than 90 days prior to the anniversary of the previous year’s annual shareholder meeting or 10 days after public disclosure of any special meeting of shareholders.  The notice must provide information regarding (a) the proposed Board nominee(s), (b) the person making the nomination (proponent), (c) share ownership by the nominee(s) and the proponent, (d) arrangements between the proponent and the nominee(s), and (e) arrangements relating to the Company’s stock.  The proponent must also make certain representations, including to update the information provided in the notice and other matters.

Section 2.12 (Shareholder Proposals) was added to specify the advance notice and procedural requirements for proposals and business desired to be brought before Company shareholder meetings by Company shareholders (other than director nominations, which are governed by Section 2.11).  The procedures require that any proposed business must be submitted in writing to the Company no later than 90 days prior to the anniversary of the previous year’s annual shareholder meeting or 10 days after public disclosure of any special meeting of shareholders.  The notice must provide information regarding (a) the nature of the proposed business, (b) the shareholder and its Company stock ownership, (c) certain relationships and arrangements involving the shareholder and other parties, and (d) certain arrangements involving the shareholder and the Company’s stock.  The shareholder must also make certain representations, including to update the information provided in the notice and other matters.

Section 2.13 (Inclusion of Proposals in Proxy Statement) was added to harmonize the new provisions with rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Section 9.3 (Director Emeritus) of the By-Laws was deleted to remove Director Emeritus provisions.

The foregoing description of the Amendments to the Company’s By-Laws is not complete and is qualified in its entirety by reference to the Company’s restated By-Laws, as amended, which are attached hereto as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Bylaws of RLI Corp., as amended November 13, 2008

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: November 18, 2008	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Restated Bylaws of RLI Corp., as amended November 13, 2008